INVENTORIES	12 Months Ended
Dec. 31, 2025
Schedule Of Inventories
INVENTORIES

7	INVENTORIES

	2025	2024
	USD	USD

Raw materials	-	80,893
Work in progress	-	382,982
Finished goods	2,256,352	5,652,593
Spare parts for production	227,938	310,759
Total	2,484,290	6,427,227

Note: Provision for impairment of inventories amounted to USD354,215 as at December 31, 2025 (2024: USD1,385,512), of which USD241,503 (2024: USD1,060,259) were recognised as an expense during the year ended December 31, 2025.